UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 7, 2007

                             BSD MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)


              Delaware               0-10783                   75-1590407
              --------               -------                   ----------
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
           incorporation)                                     Identification)


                              2188 West 2200 South
                           Salt Lake City, Utah 84119
          (Address of principal executive offices, including Zip Code)
       Registrant's telephone number, including area code: (801) 972-5555


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01     Regulation FD Disclosure.

     BSD Medical Corporation issued a press release on November 7, 2007. A copy of the press release is hereby furnished as Exhibit 99.1 attached hereto.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits

99.1          Press Release of BSD Medical Corporation dated November 7, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 7, 2007
                                             By:    /s/  Hyrum A. Mead
                                                    ----------------------------
                                                    Hyrum A. Mead
                                                    President

                                  EXHIBIT INDEX
Exhibit No.     Description
99.1            Press Release of BSD Medical Corporation dated November 7, 2007